                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Pursuant to 18 U.S.C.  1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  the  undersigned,  Anthony J.  Miceli,  Chief
Financial Officer of United Capital Corp., (the "Company"), does hereby certify, with  respect to the Annual  Report of the Company on Form 10-K/A for the period ended December 31, 2004 (the "Report") that:

1.          The Report fully complies with the  requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

2.          The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  April 29, 2005

                                             By: /s/ Anthony J. Miceli
                                                 -------------------------------
                                                 Anthony J. Miceli
                                                 Chief Financial Officer